UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 28, 2005
                            -------------------------

                                 INTERLAND, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------


        MINNESOTA                      000-17932                 41-1404301
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 260-2721

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Settlement Agreement with Novell, Inc.

     On October 28, 2005 Interland, Inc. ("Interland" or the "Company") entered into a Settlement and Mutual Release Agreement and Release with Novell, Inc. in which Interland agreed to purchase from Novell $900,000 in products and services in consideration for the parties' mutual release and settlement of pending litigation between the parties. Neither party admits any of the claims or allegations of the other party as part of the settlement.

     The pending litigation, Case No. 990403118 in the Fourth Judicial District Court for the State of Utah, was filed in 1999 and pertained to royalties claimed by Novell for sales of Novell's software allegedly made by Interland and a predecessor in interest of Interland for transactions that occurred in the 1994 to 1998 timeframe. The parties have agreed to cause their attorneys to dismiss the litigation as a consequence of this settlement.

SECTION 2 - FINANCIAL INFORMATION
SECTION 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On October 28, 2005, Interland entered into a Settlement and Mutual Release Agreement and Release with Novell, Inc. Item 1.01 of this report describes the Agreement. It is incorporated herein by reference.


Exhibit Number      Description
--------------      -----------

      10.1 Settlement and Mutual Release Agreement between Interland, Inc. and Novell, Inc. dated October 28, 2005




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 3, 2005                INTERLAND, INC.


                                        By:  /s/ Jonathan Wilson
                                           -------------------------------------
                                           Jonathan Wilson
                                           Senior Vice President and General
                                           Counsel



Exhibit Number      Description
--------------      -----------

      10.1 Settlement and Mutual Release Agreement between Interland, Inc. and Novell, Inc. dated October 28, 2005




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